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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 19, 2001

                             UFP TECHNOLOGIES, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         001-12648                                       04-2314970
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 (Commission File Number)                  (I.R.S. Employer Identification No.)


172 EAST MAIN STREET, GEORGETOWN,  MA                    01833-2107
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (978) 352-2200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS
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         Effective April 19, 2001, the common stock of UFP Technologies, Inc.
(the "Company") will begin trading on the Nasdaq Small Cap Market. The Company's common stock formerly traded on the Nasdaq National Market. The common stock will continue trading under the symbol "UFPT".


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 19, 2001             UFP TECHNOLOGIES, INC.



                                   By:  /s/   Ronald J. Lataille
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                                       Ronald J. Lataille
                                       Chief Financial Officer & Vice President